UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 19, 2025

KORU Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Drive, Mahwah, NJ	07430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 1.01.  Entry into a Material Definitive Agreement

On November 19, 2025, the Company entered into an Amended and Restated Manufacturing and Supply Agreement (the “Agreement”) with Command Medical Products, Inc. (“Command”), pursuant to which Command has agreed to manufacture and supply the Company’s subassemblies, needle sets and tubing products pursuant to the Company’s specifications and purchase orders. The Agreement, which is effective as of January 1, 2024, amends and restates in its entirety the Manufacturing and Supply Agreement entered into between the Company and Command dated November 11, 2020.

The Agreement expires by its terms on December 31, 2026, and will automatically renew for successive one-year periods unless one party elects not to renew in accordance with the terms of the Agreement.  Either party may terminate the Agreement upon a material breach by the other Party that has not been cured within 45 days, upon the bankruptcy or insolvency of the other party or as otherwise expressly set forth in the Agreement.

The Agreement includes specific terms regarding pricing and payment, rebates, and purchase commitments based on the Company’s forecast. The Agreement also includes customary provisions relating to, among other things, delivery, inspection procedures, warranties, quality management, business continuity plans, handling and transport, intellectual property, confidentiality and indemnification.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Manufacturing and Supply Agreement effective as of January 1, 2024, entered into on November 19, 2025, between KORU Medical Systems, Inc. and Command Medical Products, Inc. (filed herewith)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORU Medical Systems, Inc. (Registrant)

Date: November 25, 2025	By:	/s/ Linda Tharby
Linda Tharby President and Chief Executive Officer